 May 22, 2015

FIRST WESTERN FUNDS TRUST
(the “Trust”)

First Western Fixed Income Fund
First Western Short Duration Bond Fund

Supplement to the Prospectus and Statement of Additional Information
Each Dated December 29, 2014

This supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) for the First Western Fixed Income Fund and the First Western Short Duration Bond Fund (collectively, the “Funds”). For more information or to obtain a copy of the Prospectus or SAI, free of charge, please contact the Funds at 1-800-292-6775.

On May 22, 2015, at a Special Meeting of Shareholders the shareholders of the Funds elected a new slate of Trustees to serve as the Trust’s Board of Trustees and approved an amendment to each Fund’s fundamental investment restriction on industry concentration. The Funds’ Prospectus and SAI are being updated below to disclose information on the new Board of Trustees and to update disclosures as it relates to each Fund’s investment policy to concentrate its investments (i.e., invest more than 25% of its total assets) in agency and non-agency mortgage backed securities. The following disclosure replaces the disclosure in the Funds’ current Prospectus and SAI dated December 29, 2014 as indicated below.

Prospectus Updates:

First Western Fixed Income Fund

The following replaces the last paragraph of the section entitled
“Principal Investment Strategies” found on page 4 of the Prospectus:

Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade fixed-income securities, but the Fund may invest up to 20% of its net assets in non-investment grade fixed income securities (hereafter referred to as “junk bonds” or “high-yield bonds”). Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Adviser considers to be of comparable quality. The Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Fund may invest in thinly traded securities that are privately placed but eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A of the Securities Act of 1933.

The following replaces the second paragraph of the section entitled
“Principal Risks” found on page 5 of the Prospectus:

From time to time the Fund may emphasize investment in one or more particular sectors of the fixed-income market. At times when the Fund emphasizes a particular sector, the value of the Fund’s net assets will be more susceptible to the financial, market or economic events affecting those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s share price. The Fund has adopted an investment policy to concentrate its investments in agency and non-agency mortgage-backed securities. This means the Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities.

The following replaces the second paragraph of the sub-section entitled “Risks Associated with Various Types of Fixed-Income
Securities” found on page 7 of the Prospectus:

Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are subject to greater prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage backed securities, other asset-backed securities or any fixed income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Fund’s investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise. The Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. As a result of the Fund’s policy to concentrate in mortgage-backed securities, the Fund will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities.

The following replaces the last paragraph of the section entitled
“Principal Investment Strategies – Fixed Income Fund” found on page 17-18 of the Prospectus:

The Fund’s investments may include various types of fixed-income securities, including those issued by the U.S. Government and its agencies, domestic and foreign corporate bonds, convertible securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade fixed-income securities, but the Fund may invest up to 20% of its net assets in high-yield bonds. These investment percentages are measured at the time of purchase. Investment grade fixed income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Adviser considers to be of comparable quality. If a fixed-income security held by the Fund receives a split rating from two nationally recognized rating agencies, the Adviser will determine which rating is appropriate. The Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its strategies.

First Western Short Duration Bond Fund

The following replaces the last paragraph of the section entitled
“Principal Investment Strategies” found on pages 11 and 12 of the Prospectus:

Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade bonds. Investment grade bonds are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Adviser considers to be of comparable quality. The Fund’s foreign debt investments must also meet the same quality requirements of the U.S. debt investments. In addition, up to 20% of the Fund’s net assets may be invested in non-investment grade bonds (hereafter referred to as “junk bonds” 12 or “high-yield bonds”). The Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Fund may invest in thinly traded securities that are privately placed but eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A of the Securities Act of 1933.

The following replaces the second paragraph of the section entitled
“Principal Risks” found on page 12 of the Prospectus:

From time to time the Fund may emphasize investment in one or more particular sectors of the fixed-income market. At times when the Fund emphasizes a particular sector, the value of the Fund’s net assets will be more susceptible to the financial, market or economic events affecting those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s share price. The Fund has adopted an investment policy to concentrate its investments in agency and non-agency mortgage-backed securities. This means the Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities.

The following replaces the second paragraph of the sub-section entitled “Risks Associated with Various Types of Fixed-Income Securities” found on page 14 of the Prospectus:

Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are subject to greater prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage backed securities, other asset-backed securities or any fixed income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Fund’s investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise. The Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. As a result of the Fund’s policy to concentrate in mortgage-backed securities, the Fund will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities.

The following replaces the last paragraph of the section entitled
“Principal Investment Strategies – Short Duration Bond Fund” found on pages 18 and 19 of the Prospectus:

The Fund’s investments may include various types of fixed-income securities, including those issued by the U.S. Government and its agencies, foreign government debt securities, domestic and foreign corporate bonds, convertible securities, bank obligations, money market securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. The Fund’s investments in foreign government debt securities and foreign corporate bonds will generally be U.S. dollar denominated. Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade bonds, and up to 20% of its net assets in junk bonds. These investment percentages are measured at the time of purchase. Investment grade bonds are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Adviser considers to be of comparable quality. If a fixed-income security held by the Fund receives a split rating from two nationally recognized rating agencies, the Adviser will determine which rating is appropriate. The Fund’s foreign debt investments must also meet the same quality requirements of the U.S. debt investments. The Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its strategies.

First Western Fixed Income Fund and First Western Short Duration Bond Fund

The following replaces the last paragraph of the sub-section entitled “Risks Associated with Various
Types of Fixed-Income Securities” found on page 21 of the Prospectus:

Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are typically subject to greater prepayment risk than other types of fixed-income securities, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage backed security and cause a Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise. The Funds will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. As a result of each Fund’s policy to concentrate in mortgage-backed securities, a Fund will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities.

SAI Updates:

The following replaces Fundamental Investment Limitation “7. Concentration” of the
section entitled “Investment Limitations” found on page 26 of the SAI:

7. Concentration. Each Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that each Fund will concentrate in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities that are not mortgage-backed securities or repurchase agreements with respect thereto shall not be considered part of any industry.

The following replaces the entire section entitled “Trustees and Officers” found on pages 29-34 of the SAI:

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”). The Independent Trustees receive compensation for their services as a Trustee. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Debra Silversmith* 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1953	May 2015	Trustee	Chief Investment Officer of First Western Trust Bank since July 2014. She was a Managing Director of First Western Trust Bank from 2005 until 2014.	2
Independent Trustees:
Gregory J. Ellena 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1955	May 2015	Trustee	President of Document Analytic Technologies, LLC, a software development firm to the legal industry, from 2013 to 2014; Chairman and CEO of New Mexico Banquest Corporation, holding company of First National Bank of Santa Fe, from 2005 until 2013.	2
Scott A. MacKillop 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1951	May 2015	Trustee	President and Chief Compliance Officer of Frontier Asset Management, LLC, an asset management and investment support service provider, from 2007 to January 2015; Member of the Board of Trustees of the Adelante U.S. Real Estate Securities Fund, a registered management investment company, from 2002 until 2010.	2
Debra Lee McGinty-Poteet 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1956	May 2015	Trustee	Director of Mutual Funds and Sub Advisory Services for Brandes Investment Partners from 1999-2012; currently serves on the Board for a number of non-profit organizations.	2
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1957	Since August 2012	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Karen L. Garcia 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1960	Since August 2012	Chief Compliance Officer
Executive Vice President and Chief Risk Officer- First Western Financial, Inc. since June 2003; Chief Compliance Officer of First Western Capital Management Company since December 2008; and Chief Compliance Officer of First Western Investment Management, Inc. from June 2003 until July 1, 2013

Lené Simnioniew 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator - First Western Financial, Inc. since June 2009
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC since 2000.

*	Debra Silversmith, as an affiliated person of First Western Capital Management Company, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the 1940 Act.

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Funds. The Trust has engaged the Adviser to oversee the management of each Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or at other times. The Independent Trustees also meet at each quarterly meeting without the presence of any representatives of the Adviser. The current Trustees were recently elected to the Board of Trustees so they did not attend any Board meetings during the most recently completed fiscal year.

Board Leadership. The Board of Trustees is led by its President, Debra Silversmith. Ms. Silversmith is an “interested person” of the Trust because she is an employee and officer of First Western Trust Bank, an affiliate company of the Adviser. Ms. Silversmith, with the assistance of the Trust’s other officers, will oversee the daily operations of the Funds, including monitoring the activities of all of the Trust’s service providers.

The Board of Trustees has not appointed a lead “independent trustee.” It was determined by the Board that due to its size (4 Trustees), the size of the fund complex (2 funds) and the relatively straightforward investment strategies utilized by the Funds, it is not necessary to appoint a lead “independent trustee”. The Independent Trustees believe they will be able to consistently work well together and possess the ability to provide appropriate oversight to the operations of the Trust. The Board of Trustees believes its leadership structure provides the Independent Trustees with adequate influence over the governance of the Board and the Funds. In addition, the interested person Trustee, who serves as an officer of the Trust and an affiliated company of the Adviser, provides the Board with additional insight into the day-to-day management of the Trust’s affairs, including risk management.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. Each Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk, credit risk, interest risk and legal, compliance and regulatory risk. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to a Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Committee of Independent Trustees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer (the “CCO”), to report to the Board on a variety of matters at regular and special meetings. The Board and the Committee of Independent Trustees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly update from the CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board also receives quarterly reports from the Adviser and the administrator on the investments and securities trading of the Funds, including each Fund’s investment performance, as well as reports regarding the valuation and credit ratings of the Funds’ securities and other operational and compliance matters. In addition, in its annual review of each Fund’s advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board is also provided with copies of the administrator’s reports on internal controls, which cover its fund accounting and transfer agency operations. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Trust’s operations and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects. Some risks are simply beyond the control of the Trust, the Adviser or its affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Board Committees. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) the appointment, retention and oversight of the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s offices. The Committee is comprised of Messrs. Ellena and MacKillop and Ms. McGinty-Poteet. The current Committee members were recently appointed so they did not meet as a Committee during the fiscal year ended August 31, 2014.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee's beneficial ownership of shares of each Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2014.

Name of Trustee	Dollar Range of Fixed Income Fund Shares Owned by Trustee	Dollar Range of Short Duration Bond Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Interested Trustee:
Debra Silversmith	None	None	None
Independent Trustees:
Gregory J. Ellena	None	None	None
Scott A. MacKillop	None	None	None
Debra Lee McGinty-Poteet	None	None	None

Trustee Compensation. No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter, will receive any compensation from the Funds for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Trust an annual fee of $10,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. The following table shows the estimated compensation to be paid to each Trustee with respect to their first full fiscal year of service:

Trustee	Estimated Compensation Paid for Service to each Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Funds and Fund Complex
Interested Trustee:
Debra Silversmith	None	None	None	None
Independent Trustees:
Gregory J. Ellena	$5,000	None	None	$10,000
Scott A. MacKillop	$5,000	None	None	$10,000
Debra Lee McGinty-Poteet	$5,000	None	None	$10,000

Qualifications of the Trustees. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should serve as such. In determining that a particular Trustee is qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

• Debra B. Silversmith currently serves as the Chief Investment Officer of First Western Trust Bank where she is responsible for developing First Western’s overall investment strategies, leading the Investment Policy Committee and directing the firm’s partnerships with outside investment managers. She joined First Western through the merger of Sterling Partners in March 2005 and was a founding partner of Sterling, responsible for research and portfolio management. Prior to founding Sterling Partners, she was the director of research and securities analyst at both Hanifen Imhoff, Inc. and Boettcher & Company and also was a Vice President of Research in the Risk Arbitrage department of Solomon Brothers. Ms. Silversmith has over 30 years of experience in securities analysis and portfolio management. She holds a B.A. degree in Economics from Cornell University, an M.B.A degree from The Wharton School, University of Pennsylvania and earned the Chartered Financial Analyst (CFA) designation. The Board has concluded that Ms. Silversmith is suitable to serve as a Trustee because of her professional investment management experience, positions of leadership, her academic background and professional designations.

• Gregory J. Ellena has held executive positions principally in the commercial banking industry for over 30 years. He has acted as a consultant in the capital formation, risk-controlled revenue generation and organizational growth and profitability for various banks. Mr. Ellena was a founder, executive officer and Director of Trust Bank of Colorado and served as a Senior Lender and member of the Board of Directors of Northern Trust Bank of Colorado following the sale of Trust Bank to Northern Trust in 1998. From 2005 until 2013, he was Chairman and Chief Executive Officer of New Mexico Banquest Corporation, the financial holding company of First National Bank of Santa Fe. Mr. Ellena was President of Document Analytic Technologies, LLC (d.b.a. Exemplify), a software development firm, from 2013 until its sale in 2014. He holds a B.A. degree (cum laude) in Economics from Harvard University and has been an active member of numerous social profit organizations. Mr. Ellena served as Chairman of the New Mexico Symphony Orchestra from 2005 until 2007 and is presently a member of the University Board of Pepperdine University and an Advisory Director of the Pepperdine Microenterprise Program. The Board has concluded that Mr. Ellena is suitable to serve as a Trustee because of his professional experience, positions of leadership and his academic background.

• Scott A. MacKillop has held executive positions in the investment management industry for over 20 years and worked as an attorney from 1976 until 1991. From 1992 until 1997, he worked at ADAM Investment Services, Inc., one of the first firms to provide mutual fund managed account services to independent advisers, where he served as Senior Vice President from 1992 to 1997; and as President from 1997 to 1998. Mr. MacKillop worked at PMC International, Inc. following its acquisition of ADAM Investment Services in 1997, and was President and Chief Operating Officer from 1998 until 2000. At PMC International, he was responsible for developing new products, strategies and client relationships and led the firm in achieving profitability during his tenure. Mr. MacKillop was President and Principal of Trivium Consulting, LLC from 2000 until 2004, a consulting firm to financial institutions and investment advisers. He was President of US Fiduciary Services from 2004 until 2006, a provider of managed account, investment consulting and performance reporting services to financial institutions and investments advisers. He served as President and Chief Compliance Officer of Frontier Asset Management, LLC, a provider of asset management and other investment support services to financial advisors and their clients, from 2007 to January 31, 2015. He served on the Board of Trustees of the Adelante U.S. Real Estate Securities Fund, a registered management investment company, from 2002 until 2010. Mr. MacKillop holds a B.A. degree in Political Science from Stanford University and a J.D. degree from the George Washington University Law School. The Board has concluded that Mr. MacKillop is suitable to serve as a Trustee because of his professional investment and business experience, his academic background and his service on other boards.

• Debra Lee McGinty-Poteet began her career at CNA Insurance Company where she served in various supervisory positions. She worked at Security Pacific Bank from 1982 until 1992 and was promoted to the position of Global Head of Mutual Funds, where she was responsible for the development and launch of new mutual funds and investment products. Ms. McGinty-Poteet was the Global Managing Director of Mutual Funds at Bank of America from 1992 until 1996 responsible for the oversight of 54 mutual funds and the Chief Operating Officer of North American Trust Company from 1997 until 1998. From 1999 until 2012, she was the Director of Mutual Funds and Sub-Advisory Services for Brandes Investment Partners where she was responsible for overseeing the operations of the proprietary and sub-advisory mutual fund business for Brandes Investment Advisers. She currently serves as a volunteer to a number of non-profit organizations, including the ASPIRE Center, a treatment program for veterans, Vista Hill Foundation, a drug addiction and mental health treatment facility and Corazon de Vida, a supporter of Mexican orphanages. Ms. McGinty-Poteet holds a B.A. degree from the University of California, Los Angeles (UCLA) and a Masters of Public Administration from California State University, Long Beach. The Board has concluded that Ms. McGinty-Poteet is suitable to serve as a Trustee because of her professional investment and business experience, her academic background and her service on other boards.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC. These references do not constitute holding out that the Board as a whole, or any individual Trustee, has special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any Trustee or on the Board.

Investors should retain this supplement for future reference.